FINANCIAL RESULTS FINANCIAL RESULTS 4Q07

F Y 2 0 0 7 & 4 Q 0 7 R E S U L T S F Y 2 0 0 7 & 4 Q 0 7 R E S U L T S FINANCIAL RESULTS

FINANCIAL RESULTS 2007 Full year financial highlightszx . Record earnings of $15.4B on record revenue of $74.8B . Record EPS of $4.38 up 15% from 2006 on continuing operations . Return on tangible common equity1 of 23% . Total credit reserve increased by $2.3B to $10.1B . Wholesale credit reserve strengthened by $769mm to $4.0B; 1.67% of loans . Consumer credit reserve strengthened by $1.5B to $6.1B or 2.01% of loans . Maintained strong Tier 1 capital ratio of 8.4% (estimated) 4Q07 financial highlightszx . Earnings of $3.0B on revenue of $18.3B . EPS of $0.86, down 21% from 4Q06 on continuing operations 1 See note 1 on slide 23

FY 2007 Managed Results1 FINANCIAL RESULTS $ in millions FY 2007 FY 2006 FY 2006 FY 2006 Revenue (FTE)1 $74,812 $65,113 $9,699 15% Credit Costs1 9,244 5,480 3,764 69% Expense2 41,703 38,843 2,860 7% Income from Continuing Ops. 15,365 13,649 1,716 13% EPS — Continuing Ops. $4.38 $3.82 $0.56 15% Income from Discontinued Ops.3 -795 (795) NM $ O/(U) O/(U) % Reported Net Income $15,365 $14,444 $921 6% Reported EPS $4.38 $4.04 $0.34 8% ROE4, 5 13% 12% ROE Net of GW4, 5 21% 20% ROTCE4,5, 6 23% 23% 1 Managed basis presents revenue and credit costs without the effect of credit card securitizations. All references to credit costs refer to managed provision for credit losses 2 Includes merger costs of $209mm in 2007 and $305mm in 2006 3 On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses are reported as discontinued operations for each 2006 period 4 Actual numbers for all periods, not over/under 5 Ratios are based upon income from continuing operations 6 See note 1 on slide 23

4Q07 Managed Results1 FINANCIAL RESULTS $ in millions 4Q07 3Q07 4Q06 3Q07 4Q06 Revenue (FTE)1 $18,275 $1,298 $1,241 8% 7% Credit Costs1 3,161 798 1,434 34% 83% Expense2 10,720 1,393 835 15% 8% Income from Continuing Ops. 2,971 (402) (935) (12)% (24)% EPS — Continuing Ops. $0.86 ($0.11) ($0.23) (11)% (21)% Income from Discontinued Ops.3 —(620) -NM $ O/(U) O/(U) % Reported Net Income 2,971 (402) (1,555) (12)% (34) Reported EPS $0.86 ($0.11) ($0.40) (11)% (32) ROE4,5 10% 11% 14% ROE Net of GW4,5 15% 18% 22% ROTCE4,5,6 17% 20% 25% 1 Managed basis presents revenue and credit costs without the effect of credit card securitizations. All references to credit costs refer to managed provision for credit losses 2 Includes merger costs of $22mm in 4Q07, $61mm in 3Q07 and $100mm in 4Q06 3 On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses are reported as discontinued operations for each 2006 period 4 Actual numbers for all periods, not over/under 5 Ratios are based upon income from continuing operations 6 See note 1 on slide 23

Investment Bank

$ in millions			
		$ O/(U)	
	4Q07	3Q07	4Q06
Revenue	$3,172	$226	($1,688)
Investment Banking Fees	1,657	327	77
Fixed Income Markets	615	(72)	(1,446)
Equity Markets	578	41	(380)
Credit Portfolio	322	(70)	61
Credit Costs	200	(27)	137
Expense	3,011	633	(194)
Net Income	$124	($172)	($885)
Key Statistics[1]			
Overhead Ratio	95%	81%	66%
Comp/Revenue	49%	40%	38%[2]
Allowance for loan losses to average loans	1.93%	1.80%	1.73%
ROE	2%	6%	19%
VAR ($mm)[3]	$123	$107	$87

1 Actual numbers for all periods, not over/under
2 Ratio is calculated excluding effect of SFAS 123R
3 Average Trading and Credit Portfolio VAR

- Net income of $124mm on revenue of $3.2B
  - ROE of 2%
- IB fees of $1.7B up 5% YoY, driven by record advisory and equity underwriting fees, largely offset by lower syndication and bond underwriting fees
- Fixed Income Markets revenue of $615mm decreased 70% YoY reflecting:
  - Modest gain net of hedges on leveraged finance funded and unfunded commitments
  - Markdowns net of hedges on subprime positions, including subprime CDOs, of $1.3B
  - Gains of $154mm from the widening of the firm's credit spread on certain structured liabilities
  - All other trading results include: markdowns in securitized products on non-subprime mortgages and losses in credit trading, partially offset by strong revenue in rates and currencies
- Equity Markets revenue of $578mm down 40% YoY, driven by weaker trading results, partially offset by strong client flows and gains of $123mm from the widening of the firm's credit spread on certain structured liabilities
- Credit costs of $200mm were driven by increased allowance, primarily due to growth in the loan portfolio
- Expense down 6% YoY, primarily due to lower performance-based compensation

FINANCIAL RESULTS

JPMorganChase

5

2007 IB fee and market share performance . Record IB fees of $6.6B, up 19% YoY . #1 in Dealogic fees . #2 in reported fees* Major 2007 Awards Best Overall Investment Bank Five bankers named to 2007 Rainmaker List Best Equity Capital Markets — Global Best Debt House-Western Europe Investment Bank of the year Americas Bond Trading House of the year FIG capital raising House of the Year Loan House of the Year Supranational/ Sovereign/ Agency/ Regional Bond House Asia-Pacific Equity-linked House U.S. Leveraged Finance House *For firms reporting FY 2007 as of Jan 12FINANCI A L R ESU L TS 26% #4 24% 7% #2 7% 9% #2 10% 7% #2 9% 5% #4 7% 7% #1 15% 8% #5 11% 6% #2 7% 6% #3 7% 14% #1 12% 6% #2 9% 14% #1 13% 6 2006 2007 Rank Share Rank Share League table results Global M&A Announced #4 Global Debt, Equity & Equity-related #2 US Debt, Equity & Equity-related #2 Global Equity & Equity-related #6 Global IPOs #6 Global Converts #5 US Equity & Equity-related #6 Global Long-term Debt #3 Global Investment Grade Debt #3 Global High Yield Debt #1 Global ABS #6 Global Loan Syndications #1 Source: Thomson Financial

Leveraged Lending . Modest gain net of hedges for the quarter . Comprised of significant realized gains on sale of funded exposure partially offset by additional marks taken on the remaining funded and unfunded commitmentszx . $26.4B of funded and unfunded commitments with gross markdowns in excess of 6% at 12/31/07 . $40.6B funded and unfunded commitments at 9/30/07 . $16.5B closed and distributed, and other reductions in quarter . New commitments of $2.3B . $26.4B1 of leveraged lending funded and unfunded commitments at 12/31/07 classified as held-for-salezx . Valuations are deal specific and result in a wide range of pricing levels; markdowns represent best indication of prices at 12/31/07 FINANCIAL RESULTS 1 Of which $20.9B was funded as of 12/31/07 Note: In addition $3.2B of funded and unfunded commitments were classified as held-to-maturity (of which $526mm was funded) as of 12/31/07; the equivalent amount as of 9/30/07 was $2.8B. Associated allowance for credit losses of approximately 6%

FINANCIAL RESULTS Other Investment Bank Risk Topics Subprime and subprime CDO-relatedzx . Markdowns net of hedges of $1.3B . Remaining exposure actively risk-managed . Total subprime and subprime CDO exposure is hedged by approximately $2B of hedges and short positions End of period subprime and subprime CDO exposure as of 12/31/07 ($ in billions) Subprime CDO Exposure $0.2 Subprime Loans in Warehouse $0.7 Subprime Residuals 0.3 Total Subprime Loans & Residuals $1.0 Subprime ABS Bonds $1.2 Drawn liquidity facility (subprime-backed) $0.3 Total Subprime and Subprime CDO Exposure $2.7

FINANCIAL RESULTS Other Investment Bank Risk Topics CDO warehouse and unsold positionszx . $5.5B of CDO warehouse and unsold positions; 92% corporate credit underlying, negligible subprimezx . Of the $5.5B above, approximately half carries significant funded first-loss protection CMBSzx . $15.5B total gross exposure of which $14.5B was funded on balance sheet at 12/31/07 . The majority is comprised of loans and securities which are 64% AAA rated . Actively credit-hedged and risk-managed Alt-Azx . $6.4B of total exposure . $4.0B securities — mostly AAA rated . $2.4B loans — first lien mortgages only; delinquents priced to liquidation value Fair value accountingzx . Firmwide Level 3 assets are expected to increase from 4% to 5%1 of total firm-wide assets in 4Q07zx . Expected growth in existing Level 3 asset classes; predominantly growth in leveraged loanszx . Alt-A loans moved to Level 3 due to decreased liquidity and price transparency 1 Includes assets measured at fair value on a recurring basis and Level 3 held-for-sale loans which are accounted for under LOCOM. These numbers are estimates

Retail Financial Services - Drivers

Key Statistics[1] ($ in billions)	4Q07	3Q07	4Q06
Regional Banking			
Average Deposits	$208.5	$205.3	$200.7
Checking Accts (mm)	10.8	10.6	10.0
# of Branches	3,152	3,096	3,079
# of ATMs	9,186	8,943	8,506
Investment Sales ($mm)	$4,114	$4,346	$4,101
Home Equity Originations	$9.8	$11.2	$12.9
Avg Home Equity Loans Owned	$94.0	$91.8	$84.2
Avg Mortgage Loans Owned[2,3]	$13.7	$9.9	$40.8
Mortgage Banking			
Mortgage Loan Originations	$40.0	$39.2	$29.8
3rd Party Mortgage Loans Svc'd	$615	$600	$527
Auto			
Auto Originations	$5.6	$5.2	$5.0
Avg Auto Loans and Leases	$43.5	$42.4	$42.1

- Average deposits up 4% YoY
- Branch production statistics YoY:
  - Checking accounts up 8%
  - Credit card sales up 34%
  - Mortgage originations up 4%
- Home equity originations down 24% YoY; average home equity loans up 12% YoY
- Mortgage loan originations up 34% YoY
  - Mortgage loan and home equity origination market share estimated at 11%[4] versus 6% in 4Q06
- 3rd party mortgage loans serviced up 17% YoY

[1] Actual numbers for all periods, not over/under
[2] Does not include held-for-sale loans
[3] Reflects primarily subprime mortgage loans owned. $19.4B of prime mortgage loans were transferred to Corporate on 1/1/07
[4] Based on Mortgage Bankers Association estimate of 4Q07 market size as of 12/14/07

FINANCIAL RESULTS

JPMorganChase

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Retail Financial Services

$ in millions		$ O/(U)	
	4Q07	3Q07	4Q06
Net Interest Income	$2,705	$24	$125
Lending & Deposit Related Fees	496	4	66
Asset Mgmt, Admin, & Commissions	332	(4)	39
Mortgage Fees & Related Income	888	659	777
All Other Income	394	(69)	80
Noninterest Revenue	2,110	590	962
Total Revenue[1]	4,815	614	1,087
Credit Costs	1,051	371	789
Expense[1]	2,540	71	249
Net Income	$752	$113	$34
Key Statistics[2]			
Overhead (excl. CDI)	50%	56%	58%
Net Charge-off Rate	1.18%	0.82%	0.45%
Allowance for Loan Losses to EOP Loans	1.46%	1.22%	0.77%
ROE	19%	16%	18%

- Net income of $752mm, up 5% YoY and 18% QoQ. Results impacted by:
  - 4Q06 included net loss on portfolio repositioning of $215mm
- NII growth of 5% YoY reflects higher home equity loan balances, wider loan spreads and higher deposit balances
- Lending and deposit-related fees up 15% YoY due to growth in deposit-related fees
- Asset management fees up 13% YoY driven by a shift to higher fee products
- All other income up 25% YoY due to higher debit and credit card income
- Mortgage fees in 4Q07 include a $499mm positive valuation adjustment on the MSR asset, higher mortgage originations and servicing fees
- Credit costs in 4Q07 include a $395mm addition to the home equity allowance, a $125mm addition to the subprime mortgage allowance and higher net charge-offs for home equity, auto finance, and subprime mortgage
- Expense growth of 11% YoY reflects higher mortgage production and servicing expense and investments in retail distribution

[1] As a result of the adoption of SFAS 159 ("Fair Value Option") certain loan origination costs commenced being recorded as expense in 1Q07
[2] Actual numbers for all periods, not over/under

FINANCIAL RESULTS

JPMorganChase

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Home Equity

JPM 30-day delinquency trend



2.00%
1.75%
1.50%
1.25%
1.00%
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07

Key statistics

	4Q07	3Q07	4Q06
EOP owned portfolio ($B)	$94.8	$93.0	$85.7
Net charge-offs ($mm)	$248	$150	$51
Net charge-off rate	1.05%	0.65%	0.24%

Comments on home equity

- 4Q07 addition to allowance for loan losses of $395mm contemplates an increase in net charge-off rate to a range of approximately 1.55% - 1.60%. 2007 credit costs include $1.03B build in home equity reserves
- Significant underwriting changes made over past year (e.g. in the wholesale channels reduced LTV to 90% maximum and eliminated stated income). Changes represent:
  - Approximately 30% of 2006 prime home equity originations
  - Approximately 85% of 2006 prime home equity vintage losses in 2007
- Ongoing pressure on credit results as housing prices continue to decline in key geographies and weaker performance continues in high LTV bands. Credit issues also caused by:
  - Over reliance on FICO and underlying property values
  - Risk layering - High CLTV, especially purchase loans; stated income vs. full documentation; direct vs. indirect channels

FINANCIAL RESULTS
JPMorganChase
12

Subprime Mortgage

JPM 30-day delinquency trend[1]



15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
Subprime
Prime
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07

[1] Delinquency rates excludes government guaranteed mortgages. Includes loans transferred to Corporate in January 2007

Key statistics

	4Q07	3Q07	4Q06
EOP owned portfolio ($B)[2]	$15.5	$12.1	$8.7
EOP held-for-sale ($B)	-	-	$4.5
Net charge-offs ($mm)	$71	$40	$17
Net charge-off rate	2.08%	1.62%	0.65%

[2] Excludes mortgage loans held in the Community Development loan portfolio

Comments on subprime mortgage portfolio

- 4Q07 addition to allowance for loan losses of $125mm contemplates approximate charge-offs of $75mm per quarter
- Portfolio experiencing credit deterioration resulting from risk layering and exacerbated by pressure from housing price declines
- Significant underwriting changes made throughout 2007 included:
  - Elimination of short-term hybrid ARMs
  - Reductions in maximum CLTV for all products, with additional reductions for states with severely declining home prices
  - Significant restrictions in reduced documentation programs
- Discontinued business represents:
  - 70% of 4Q06 originations
  - Approximately 80% of 2007 portfolio losses
- During 4Q07, $1.7B of loans that had been sold to the IB were repurchased at market. These loans were returned to the held-for-investment portfolio

FINANCIAL RESULTS

JPMorganChase

13

Card Services (Managed) $ in millions 4Q07 3Q07 4Q06 $ O/(U) Revenue Credit Costs Expense Net Income Key Statistics ($B)1 Avg Outstandings EOP Outstandings Charge Volume Net Accts Opened (mm) Managed Margin Net Charge-Off Rate 30-Day Delinquency Rate ROO (pretax) ROE FINANCIAL RESULTS [1] Actual numbers for all periods, not over/under $3,971 1,788 1,223 $609 $151.7 $157.1 $95.5 5.3 8.20% 3.89% 3.48% 2.51% 17% $104 $221 425 507 (39) (118) ($177) ($110) $148.7 $147.4 $149.1 $152.8 $89.8 $93.4 4.0 14.4 8.29% 7.92% 3.64% 3.45% 3.25% 3.13% 3.31% 3.04% 22% 20% . Net income of $609mm down by $110mm, or 15% YoY; decline in results driven by increase in credit costszx . ROE of 17% . ROO of 2.51% . Average Outstandings of $151.7B up 3% YoY and 2% QoQzx . Charge volume growth of 2% YoY reflects an approximate 8% growth rate in sales volume, offset primarily by reduced balance transfers, which reflect more targeted marketing effortszx . Revenue of $4.0B up by $221mm or 6% YoYzx . Margin increased to 8.20% from 7.92% YoY and declined from 8.29% in the prior quarterzx . Credit costs up by $507mm, or 40% YoY primarily driven by $300mm addition to the allowance for loan losses and higher net charge-offszx . Expense down by $118mm, or 9% YoY driven primarily by lower marketing expense

Commercial Banking FINANCIAL RESULTS $ in millions 4Q07 3Q07 4Q06 $ O/(U) . Net income of $288mm up 13% YoYzx . Average loans up 14% and liability balances up 22% YoY Revenue $1,084 $75 $66 . Record revenue of $1.1B up 6% YoY, Middle Market 695 15 34 primarily due to higher treasury Mid-Corporate Banking Real Estate 239 102 72 (6) 41 (18) services and lending revenue, partially offset by lower IB revenue Other 48 (6) 9 . Credit costs reflect portfolio activity Credit Costs 105 (7) (6) and growth in loan balances Expense 504 31 19 $288 $96.7 46% 0.21% 2.66% . Expense up 4% YoY, with overhead Net Income $30 $32 ratio of 46% Key Statistics ($B)1 Avg Loans & Leases $65.5 $61.3 $57.7 Avg Liability Balances2 $88.1 $79.1 Overhead Ratio 47% 48% Net Charge-Off Rate 0.13% 0.11% Allowance for loan losses 2.67% 2.67% to average loans ROE 17% 15% 16% [1] Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities

Treasury & Securities Services $ in millions 4Q07 3Q07 4Q06 $ O/(U) Revenue Treasury Services 824 Worldwide Securities Svcs 1,106 $1,930 Expense 1,222 Net Income Key Statistics1 Avg Liability Balances ($B) 2 Assets under Custody ($T) Pretax Margin 35% ROE 56% $250.6 $15.9 TSS Firmwide Revenue $2,636 TS Firmwide Revenue $1,530 TSS Firmwide Avg Liab Bal ($B)2 $347.4 $422 FINANCIAL RESULTS 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities $182 44 138 88 $62 $236.4 $15.6 33% 48% $2,412 $1,444 $324.5 $393 124 269 118 $166 $193.1 $13.9 26% 46% $2,170 $1,333 $272.2zx . Record net income of $422mm up 65% YoY . Pretax margin of 35% . Liability balances up 30% YoYzx . Assets under custody up 15% YoYzx . Record revenue up 26% YoY driven by: . Higher client volumes across businesses . Double-digit revenue growth in both TS and WSSzx . Expense up 11% YoY

Asset Management $ in millions 4Q07 3Q07 4Q06 $ O/(U) Revenue Institutional Private Bank Retail Private Client Services Credit Costs Expense Net Income Key Statistics ($B)1 Assets under Management Assets under Supervision $527 Average Loans2 Average Deposits Pretax Margin ROE $2,389 $184 $442754 151 130713 27 185640 199282 528 (1) (4) (15) 1,559 193 275 $6 $120 $1,193 $1,572 $32.6 $1,163 $1,013 $1,539 $1,347 $30.9 $28.9 $59.9 $51.3 $64.6 35% 38% 33% 52% 52% 46% FINANCIAL RESULTS 1 Actual numbers for all periods, not over/under 2 Held-for-investment prime mortgage loans that transferred from AM to Corporate during 3Q07 and 1Q07 totaled $1.2B and $5.3B, respectively . Record net income of $527mm up 29% YoY . Pretax margin of 35% . Assets under management of $1.2T, up 18% YoY, including growth of 21% in alternative assetszx . Net AUM inflows of $33B for 4Q07, and $115B for the past twelve monthszx . Mixed global investment performance . 76% of mutual fund AUM ranked in first or second quartiles over past five years; 75% over past three years; 57% over one yearzx . Record revenue of $2.4B up 23% YoY with double-digit growth across all client segmentszx . Expense up 21% YoY driven by higher performance-based compensation

Corporate FINANCIAL RESULTS Total Corporate ($ in millions) 4Q07 3Q07 4Q06 $ O/(U) Private Equity $356 ($53) $220 Treasury and Other Corporate (93) (235) (560) Net Income1 $249 ($264) ($912) 4Q06 results included: . Income from discontinued operations related to the sale of select corporate trust businesses of $620mmzx . Tax audit resolutions of $359mm 1 Includes after-tax merger costs of $14mm in 4Q07, $38mm in 3Q07 and $62m in 4Q06 Private Equityzx . Private Equity gains of $712mm in 4Q07 . EOP Private Equity Portfolio of $7.2B . Represents 9.2% of common equity less goodwill Treasury and Other Corporatezx . Higher net litigation expense primarily due to credit card-related litigation

Capital Management / Fortress Balance Sheet 4Q07 3Q07 4Q06 $ in billions Tangible Common Equity1 Common Shareholders’ Equity less Goodwill Tier 1 Capital2 Risk Weighted Assets2 Tier 1 Capital Ratio2 Total Capital Ratio2 Leverage Ratio2 TCE/Managed RWA1,2 8.4% 6.8% . Stable or improved capital positions with Tier I capital ratio at 8.4% . Strong liquidity and funding positionzx . Met most funding requirements for next 3-6 monthszx . In a position to support our clients’ needszx . Ability to build businesses (i.e. mortgage) and be opportunisticzx . Reserve coverage ratios remain strong: FINANCIAL RESULTS 1 See note 1 on slide 23 2 Estimated for 4Q07 $71.9 $68.3 $63.3 $78.0 $74.6 $70.6 $86.1 $81.1 $1,050.1 $1,028.6 $935.9 8.4% 8.7% 12.6% 12.5% 12.3% 6.0% 6.0% 6.2% 6.6% 6.5% $88.7 4Q07 3Q07 4Q06 Allowance for loan losses to loans Consumer ex. Card 1.23% 1.04% 0.77% Card Services 4.04% 3.91% 3.70% Investment Bank 1.93% 1.80% 1.73% Commercial Banking 2.66% 2.67% 2.67%

FINANCIAL RESULTS 4Q07 Summary Assessmentzx . Overall Firm — earned $3.0B or $0.86 per share, down 21% from 4Q06 on continuing operationszx . Capital remained strong, with Tier 1 capital of $88.7B or 8.4% (estimated); credit reserves further strengthenedzx . Investment Bank results declined significantly, results included markdowns net of hedges of $1.3B on subprime positions, including subprime CDOs, weaker trading performance and strong IB feeszx . Asset Management and Treasury & Securities Services generated record earnings and revenuezx . Commercial Banking produced double-digit earnings growth on record revenue; Private Equity posted strong results

2 0 0 8 O U T L O O K 2 0 0 8 O U T L O O K FINANCIAL RESULTS

2008 Outlook Investment Bank Overall FINANCIAL RESULTSzx . Uncertain environment; substantial risks remain . Good progress; continue to build/invest . Comments on normal cyclicality Retail Financial Serviceszx . Home equity reserves contemplate an increase in net charge-off rate to a range of approximately 1.55% -1.60%; subprime mortgage reserves contemplate approximate charge-offs of $75mm per quarterzx . Highly dependent on housing prices and economyzx . Continued build-out of brancheszx . Continued market share gain in mortgage Card Serviceszx . Visible losses of 4.50% +/-in 1H08zx . 2H08 losses depend on economy and unemployment . Expansion of TSS, AM, CBzx . Private equity significantly lower . Results will be volatile by quarter . Low visibilityzx . Treasury/Corporate . Expect combined net loss to be $50mm — $100mm per quarter in 2008zx . Impact of weakening economy on: . Credit losses . Loan loss reserves . Business volumes

FINANCIAL RESULTS Notes on non-GAAP financial measures This presentation includes non-GAAP financial measures. 1. TCE as used on slides 2, 3 and 4 for purposes of a return on tangible common equity and presented as Tangible Common Equity on slide 19 (line 1) is defined as common stockholders’ equity less identifiable intangible assets (other than MSRs) and goodwill. TCE as used in slide 19 (line 8) in the TCE/Managed RWA ratio, which is used for purposes of a capital strength calculation, is defined as common stockholders’ equity plus a portion of junior subordinated notes (which have certain equity-like characteristics due to their subordinated and long-term nature) less identifiable intangible assets (other than MSRs) and goodwill. The latter definition of TCE is used by the firm and some analysts and creditors of the firm when analyzing the firm’s capital strength. The TCE measures used in this presentation are not necessarily comparable to similarly titled measures provided by other firms due to differences in calculation methodologies. 2. Financial results are presented on a managed basis, as such basis is described in the firm’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 and in the Annual Report on Form 10-K for the year ended December 31, 2006 (as amended). 3. All non-GAAP financial measures included in this presentation are provided to assist readers in understanding certain trend information. Additional information concerning such non-GAAP financial measures can be found in the above-referenced filings, to which reference is hereby made.

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s results to differ materially from those described in the forward-looking statements can be found in the firm’s Quarterly Report on Form 10-Q for the quarters ended September 30, 2007, June 30, 2007 and March 31, 2007 and in the Annual Report on Form 10-K for the year ended December 31, 2006 (as amended), filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s Internet site (http://www.sec.gov). FINANCIAL RESULTS